CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 13, 2002
 -------------------------------------------------------------------------------

                           GTECH Holdings Corporation
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                -----------------
                 (State or other jurisdiction of incorporation)


      1-11250                                          05-0451021
 -------------------------------------------------------------------------------
(Commission file number)                   (IRS Employer Identification Number)


              55 Technology Way, West Greenwich, Rhode Island 02817
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-392-1000
 -------------------------------------------------------------------------------

Item 9.           Regulation FD Disclosure.
                  -------------------------

     This Report incorporates by reference the press release issued by GTECH on September 13, 2002 which is attached as Exhibit 99(a) hereto.

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GTECH HOLDINGS CORPORATION


                                           By: /s/ Marc A. Crisafulli
                                              ---------------------------------
                                                   Marc A. Crisafulli
                                                   Senior Vice President and
                                                     General Counsel

Dated:  September 13, 2002

                                  Exhibit Index

         Exhibit Number                               Description
         --------------                               -----------

         Exhibit 99(a)                    Press Release dated September 13, 2002